CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 19, 2001 relating to the consolidated financial statements of Quintalinux Limited, which appears in Quintalinux Limited's Annual Report on Form 20-F for the year ended March 31, 2001.



                                        /s/ Blackman Kallick Bartelstein, LLP
                                        --------------------------------------
                                        Blackman Kallick Bartelstein, LLP




Chicago, Illinois
January 24, 2002